Exhibit 99.1

KPMG LLP
Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed‑Upon Procedures

Mercedes‑Benz Financial Services USA LLC (the “Company”)
Mizuho Securities USA LLC
BNP Paribas Securities Corp.
Citigroup Global Markets Inc.
(together, the “Specified Parties”)
Re: Mercedes‑Benz Auto Receivables Trust 2019‑1– Initial Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “06302019_MBART 2019‑1_Prel. Pool_Data Tape_KPMG.xls” “provided by the Company on July 10, 2019, containing certain information related to 55,552 motor vehicle installment sales contracts and installment loans secured by new and pre‑owned Mercedes‑Benz and smart automobiles (the “Receivables”) as of June 30, 2019 (the “Initial Data File”), which we were informed are intended to be included as collateral in the offering of Mercedes‑Benz Auto Receivables Trust 2019‑1, Asset‑Backed Notes. The Company is responsible for the specified attributes identified by the Company in the Initial Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $0.01 and 0.1%, respectively.

•	The term “Retail Installment Sales Contract” means the original, photocopy, or facsimile of the legal document or documents, provided to us by the Company.

•	The term “ALFA” means the Company’s contract management system.

•	The term “ACE” means Automated Credit Evaluation, which is the Company’s system used to track credit scores related to its automobile receivables.

•
The term “Title Document” means a scanned image of the Certificate of Title, Application for Certificate of Title, Electronic Title Notification, Copy of Application, Positive Inquiry, Lien Statement, Notice of Security Interest Filing, Lien Perfection Card, Notice of Lien, and Lien Filing Acceptance.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International
Cooperative (“KPMG International”), a Swiss entity.

•
The term “Receivable File” means any file containing some or all of the following documents provided by the Company: Retail Installment Sales Contract, Title Document, Modification Letter, VIN Decode Report, Vehicle Invoice, and screenshots contained within ALFA and/or ACE. The Receivable File, maintained and furnished to us by the Company, were represented by the Company to be either the original Receivable File, a copy of the original Receivable File, and/or electronic records contained within ALFA and/or ACE. We make no representation regarding the validity or accuracy of these documents or the execution of the Retail Installment Sales Contract by the obligor.

I.    The Sample Receivables

We randomly selected a sample of 100 Receivables from the Initial Data File, as instructed by the Company (the “Sample Receivables”). A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they selected the number of Receivables that we were instructed to randomly select from the Initial Data File.

II.   The Initial Data File

A.
For each Sample Receivable, we compared the specified attributes listed below contained in the Initial Data File to the corresponding information appearing in the Receivable File. The Specified Parties indicated that the absence of any of the documents noted below, or the inability to agree the indicated information from the Initial Data File to the Receivable File, utilizing instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attributes	Receivable File/Instructions

1. Customer Account Number	ALFA

2. Origination Date	Retail Installment Sales Contract

3. Original Principal Balance	Retail Installment Sales Contract

4. Interest Rate	Retail Installment Sales Contract

5. Monthly Payment Amount	Retail Installment Sales Contract, ALFA

6. Original Maturity Date	ALFA

7. Current Maturity Date	ALFA

8. Number of Scheduled Payments	Retail Installment Sales Contract and instructions provided by the Company described below

9. Vehicle Age Classification (Model Year)	Retail Installment Sales Contract

10. Obligor State	ALFA

11. Vehicle Identification Number (“VIN”)	Retail Installment Sales Contract

12. Next Payment Due Date	ALFA and instructions provided by the Company described below

13. Current Principal Balance	ALFA

Attributes	Receivable File/Instructions

14. FICO Score	ACE and instructions provided by the Company described below

15. New/Used	Retail Installment Sales Contract

16. Loan Type (Simple Interest)	Retail Installment Sales Contract

17. Sold Code Indicator	ALFA and instructions provided by the Company described below

18. Recovery Indicator	ALFA and instructions provided by the Company described below

19. Vehicle Manufacturer	Retail Installment Sales Contract and instructions provided by the Company described below

20. Vehicle Model	Retail Installment Sales Contract and instructions provided by the Company described below

21. Original First Payment Date	Retail Installment Sales Contract, Modification Letter, and instructions provided by the Company described below

22. Payment Type	Retail Installment Sales Contract, ALFA

23. Vehicle Value	ALFA, ACE, or Vehicle Invoice

24. Co‑obligor Present Indicator	ACE

25. Subvented	ALFA

26. Interest Paid through Date	ALFA and instructions provided by the Company described below

27. Payment to Income Ratio	ACE, Retail Installment Sales Contract, and instructions provided by the Company described below

28. Current Delinquency Status	ALFA

i.
For purposes of comparing Number of Scheduled Payments, in the event the Number of Scheduled Payments in the “PCD_NBR_SCHED_PMTS” field in the Initial Data File did not agree to the Number of Scheduled Payments listed in the respective Retail Installment Sales Contract, we were instructed by the Company to subtract the number of payments waived as stated in ALFA from the Number of Scheduled Payments displayed on the Retail Installment Sales Contract. In the event the payment waivers indicated in ALFA included one payment waiver for the first month and one partial payment waiver for the second month, we were instructed by the Company to only subtract one payment from the Number of Scheduled Payments displayed on the Retail Installment Sales Contract.

ii.
For purposes of comparing Next Payment Due Date, in the event the Next Payment Due Date in the “PCD_ACT_NEXT_SCHED_PMT_DATE” field in the Initial Data File displayed a payment due date that is greater than the payment due date indicated in ALFA, we were informed by the Company that this was because of a prepayment made by the obligor. For such situation, we were provided by the Company with a screenshot of obligor’s payment history from ALFA to evidence such prepayment.

iii.
For purposes of comparing FICO Score, we were instructed by the Company to compare the FICO Score in the “PCD_FICO_SCORE” field in the Initial Data File to the higher FICO Score between the primary buyer and co‑buyer in ACE if the corresponding Retail Installment Sales Contract listed a co‑buyer and the “PCD_FICO_BUREAU” field in the Initial Data File contained a code “RSK.” If the corresponding Retail Installment Sales Contract listed a co‑buyer but the “PCD_FICO_BUREAU” field in the Initial Data File contained a code other than “RSK,” we were instructed by the Company to compare the primary buyer’s FICO Score per ACE to the FICO Score in the “PCD_FICO_SCORE” field in the Initial Data File. If the Retail Installment Sales Contract had a co‑buyer listed and the primary buyer’s FICO Score in ACE was “NA,” we were instructed by the Company to utilize the FICO Score of the co‑buyer on the Retail Installment Sales Contract to compare FICO Score in the “PCD_FICO_SCORE” field in the Initial Data File.

iv.
For purpose of comparing Sold Code Indicator, we were instructed by the Company to consider the Sample Receivable to be in agreement if the “Securitization Pool Number” field in the “Miscellaneous” screen in ALFA was not populated (i.e., blank).

v.	For purposes of comparing Recovery Indicator, we were instructed by the Company to consider the Sample Receivable to be “Live” if the term “Live Schedule” was next to the account number in ALFA. .

vi.
For purposes of comparing Vehicle Manufacturer, we were instructed by the Company that the list of manufacturer attached here to as Exhibit B were deemed to be equivalent to either “Mercedes‑Benz” or “smart” listed in the “PCD_MAKE” field in the Initial Data File.

vii.
For purposes of comparing Vehicle Model, in the event the Vehicle Model in the “PCD_MODEL” field stated in the Initial Data File did not agree with the Vehicle Model in the Retail Installment Sales Contract, we were instructed by the Company to compare the vehicle model listed in the VIN Decode Report to the Vehicle Model listed in the “PCD_MODEL” field in the Initial Data File.

viii.
For purposes of comparing Original First Payment Date, in the event the Original First Payment Date in the “PCD_SCHED_FIRST_PMT_DATE” field stated in the Initial Data File did not agree to the Original First Payment Date listed in the respective Retail Installment Sales Contract or Modification Letter, we were instructed by the Company to add the number of months waived as stated in ALFA to the Original First Payment Date in the Retail Installment Sales Contract or Modification Letter.

ix.
For purposes of comparing Interest Paid through Date, in the event the Interest Paid Through Date in the “PCD_INT_PAID_THRU_DTE” field stated in the Initial Data File did not agree with the Interest Paid through Date listed in the ALFA, we were instructed by the Company to compare the date of the last payment before June 28, 2019 in ALFA to the date in “PCD_INT_PAID_THRU_DTE” field in the Initial Data File.

x.
For purposes of comparing Payment to Income Ratio, we were instructed by the Company to perform a recalculation using the “Monthly Payment Amount” in the Retail Installment Sales Contract divided by the “Monthly Obligor Income” in ACE. In the event the “Co‑obligor Present Indicator,” in ACE, was denoted with a “1,” we were instructed by the Company that the monthly income amount in ACE is the sum of “Monthly Obligor Income” and “Monthly Co‑obligor Income” in ACE.

The information regarding the Sample Receivables in the Initial Data File was found to be in agreement with the respective information appearing in the Receivable Files.

B.	For each Sample Receivable, we observed the presence of the following in the Receivable File:

Attribute # 29 – Credit Application. We were instructed by the Company that the presence of an “Application ID” field within ACE served as confirmation that a Credit Application was received by the Company.

Attribute #30 – Title Document.

Attribute #31 – Legal Owner or Lien Holder. We were instructed by the Company to observe that the Company’s name appeared in the Title Document as the Legal Owner or Lien Holder. The list of acceptable Legal Owner or Lien Holder names for the Company is attached hereto as Exhibit C.

Attribute #32 – Truth‑in‑Lending Disclosure Statement (within the Retail Installment Sale Contract).

There were no conclusions that resulted from the procedures.

This agreed‑upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Initial Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information indicated in the Initial Data File, the Receivable Files, and recomputation methodologies and instructions provided by the Company, without verification or evaluation of such information, methodologies, or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Receivable Files which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset‑backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
August 26, 2019

Exhibit A

The Sample Receivables

Sample Receivable Number	Receivable Number*	Sample Receivable Number	Receivable Number*	Sample Receivable Number	Receivable Number*

1	244	35	17595	69	38730
2	577	36	17937	70	38777
3	1548	37	19279	71	38954
4	1630	38	20095	72	39285
5	1662	39	20643	73	40102
6	3178	40	20866	74	40340
7	3344	41	21510	75	41010
8	3901	42	22739	76	42410
9	4009	43	22788	77	42694
10	5718	44	22835	78	44225
11	5912	45	23683	79	45009
12	5952	46	24250	80	45027
13	5980	47	24831	81	45217
14	6373	48	25017	82	45525
15	6408	49	26262	83	45688
16	7011	50	27538	84	46088
17	7903	51	27792	85	46441
18	8360	52	29546	86	46506
19	9344	53	29586	87	48401
20	9370	54	30641	88	48463
21	9761	55	30676	89	49124
22	10155	56	31683	90	49370
23	10383	57	33304	91	49412
24	10572	58	33450	92	49724
25	10644	59	33938	93	50123
26	11315	60	33989	94	51222
27	11882	61	34120	95	52005
28	12550	62	34656	96	52927
29	12668	63	35252	97	54516
30	13654	64	35555	98	54521
31	14754	65	35956	99	54585
32	14955	66	36237	100	54789
33	16143	67	37687
34	16990	68	38260

(*)	The Company has assigned a unique Receivable Number to each Receivable in the Initial Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers

A-1

Exhibit B

Vehicle Manufacturer Names

MB
MB TRUCK
MBTRUCK
MER‑BENZ
MERCED
MERCEDE
MERCEDES
MERCEDES LIGH
MERCEDES LIGHT
MERCEDES‑B
MERCEDES‑BEN
MERCEDES T
MERCEDES LIGHT TRUCK
MERCEDES TRUCK
MERCEDES‑BENZ TRUCK
MLT
MERCEDES B
MB‑TRK
MBT
MB LT TRUCK

B-1

Exhibit C

Lien Holder Names

DAIMLER TITLE CO
DAIMLER TRUST
MERCEDED BENZ FINANCIAL SERVICES
MERCEDES BENZ FIN S USA LLC
MERCEDES BENZ FIN SERV USA LLC
MERCEDES BENZ FIN SERVS USA
MERCEDES BENZ FINANCIAL
MERCEDES BENZ FINANCIAL SERV USA LLC
MERCEDES BENZ FINANCIAL SERVICES US
MERCEDES BENZ FINANCIAL SERVICES USA
MERCEDES BENZ FINANCIAL SERVICES USA LLC
MERCEDES BENZ FINSERUSALLC
MERCEDES BENZ FINSERVUSALLC
MERCEDES BENZ FINSERVUSALLCANG
MERCEDES BENZ FINSVCS USA
MERCEDESBENZ FIN SERV US
MERCEDES-BENZ FIN SERV USA L
MERCEDES-BENZ FIN SERV USA LLC
MERCEDESBENZ FIN SVC USA LLC
MERCEDES-BENZ FINANCIAL SERV US
MERCEDES-BENZ FINANCIAL SERV USA
MERCEDES-BENZ FINANCIAL SERV USA LLC
MERCEDES-BENZ FINANCIAL SERVIC
MERCEDES-BENZ FINANCIAL SERVICE
MERCEDES-BENZ FINANCIAL SERVICES
MERCEDES-BENZ FINANCIAL SERVICES LLC
MERCEDES-BENZ FINANCIAL SERVICES US
MERCEDESBENZ FINANCIAL SERVICES USA
MERCEDES-BENZ FINANCIAL SERVICES USA LLC
MERCEDES-BENZ FINSERV USA LLC
MERCEDES-BENZ FINSERVIUSALLC
MERCEDES-BENZ FINSERVUSA LLC
MERCEDESBENZ FINSERVUSALLC
MERCEDES-BENZ FINSERVUSALLC
MERCEDES-BENZ FIN-SERVUSALLC
MERCEDES-BENZ FINSERVUSALLC ANG
MERCEDES BENZ FINANCIAL SER USA LLC
MBFS
MERCEDES BENZ FINSERVUSALLC ANG
MERCEDES BENZ FINANCIAL SERVICES
MERCEDES-BENZ FIN SVCS USA LLC
MERCEDES-BENZ FINSERV USALLC
MERCEDES BENZ FINSERV USA LLC
MERCEDES-BENZ FIN SERV US
MERCEDES BENZ FIN SVCS USA
MERCEDES-BENZ FIN
MERCEDES BENZ FIN SVCS USA LLC
MERCEDES BENZ FINANCIAL SERV USA LL
MERCEDES BENZ FIN

C-1